EXHIBIT 99.2EXHIBIT 99.2EXHIBIT 99.EXHIBIT 99.2EXHIBIT 9.2EXHIBIT 99.2 Camarillo Senior Living (Camarillo, CA) E I IT 99.2

2 Disclaimers This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing positions, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, compliance with and changes in governmental regulations, and the performance of our operators and their respective facilities. Words such as “anticipate,” “believe,” “could,” "expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the COVID-19 pandemic and the measures taken to prevent its spread and the related impact on our business or the businesses of our tenants; (ii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them, including, without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the ability of our tenants to comply with applicable laws, rules and regulations in the operation of the properties we lease to them; (iv) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (v) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities, and the ability to acquire and lease the respective properties to such tenants on favorable terms; (vi) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vii) access to debt and equity capital markets; (viii) fluctuating interest rates; (ix) the ability to retain our key management personnel; (x) the ability to maintain our status as a real estate investment trust (“REIT”); (xi) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xiii) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2020, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the "SEC"). This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement. Other financial information, including GAAP financial information, is also available on our website. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. The Ensign Group, Inc. ("Ensign") and The Pennant Group, Inc. ("Pennant") are subject to the registration and reporting requirements of the SEC and are required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s and Pennant's financial statements, as filed with the SEC, can be found at the SEC's website at www.sec.gov. This supplement provides information about our financial results as of and for the quarter ended March 31, 2021 and is provided as of the date hereof, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America. 2

3 Company Profile CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses. Since its debut as a standalone public company on June 1, 2014, and as of May 6, 2021, CareTrust REIT has expanded its tenant roster to 23 operators, and has grown its real estate portfolio to 223 net-leased healthcare properties across 28 states, consisting of 23,345 operating beds/units. Management Greg Stapley Chairman and Chief Executive Officer Bill Wagner Chief Financial Officer Dave Sedgwick President and Chief Operating Officer Mark Lamb Chief Investment Officer Contact Information CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 San Clemente, CA 92673 (949) 542-3130 | ir@caretrustreit.com www.caretrustreit.com Transfer Agent Broadridge Corporate Issuer Solutions P.O. Box 1342 Brentwood, NY 11717 (800) 733-1121 | shareholder@broadridge.com Board of Directors KeyBanc Capital Markets Jordan Sadler | (917) 318-2280 Raymond James Jonathan Hughes | (727) 567-2438 Wells Fargo Securities Todd Stender | (562) 637-1371 RBC Capital Markets Michael Carroll | (440) 715-2649 Mizuho Financial Group Omotayo Okusanya | (646) 949-9672 BMO Capital Markets John Kim | (212) 885-4115 CapitalOne Securities Dan Bernstein | (571) 835-7202 Barclays Steve Valiquette | (212) 526-5496 Berenberg Connor Siversky | (646) 949-9037 Stifel Steve Manaker | (212) 271-3716 Analyst Coverage Greg Stapley Chairman Diana Laing Jon Kline Allen Barbieri Spencer Plumb Company Profile 3 CareTrust at a Glance 4 Investments 5 Portfolio Overview Top 10 Tenants Lease Coverage 6 Portfolio Performance 7 Rent Diversification by Tenant 8 Geographic Diversification 9 Rent Diversification by State 10 Lease Maturities 11 Tenant Purchase Options 12 Financial Overview Consolidated Income Statements 14 Reconciliation of EBITDA, FFO and FAD 15 Consolidated Balance Sheets 17 Key Debt Metrics 18 Debt Summary 19 2021 Guidance Increased 20 Equity Capital Transactions 21 Other Financial Highlights 22 Glossary 24

4 Note: Amounts are as of March 31, 2021 and exclude our one mezzanine loan receivable. Credit Ratings S&P Corporate Rating: B+ (positive) Senior Unsecured Notes: BB- Moody’s Corporate Rating: B1 (positive) Senior Unsecured Notes: B1 23,222 Operating Beds/Units 222 Properties 23 Operators 28 States $1,929.7 M Investments CareTrust REIT, Inc. Nasdaq: CTRE Market Data (as of March 31, 2021) Closing Price: $23.29 52 Week Range: $24.89– $12.44 Market Cap: $2,252M Enterprise Value: $2,892M Outstanding Shares: 96.7M Credit Ratings S&P Corp rate Rating: BB (stable) Senior Unsecured Notes: BB+ Moody’s Corp rate Rating: Ba2 (stable) Senior Unsecured Notes: Ba2 Fitch Corporate Rating: BB+ (stable) Senior Unsecured Notes: BB+ 4

5 Investments Notes: [1] Initial Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Initial Investment for post-spin properties represents CareTrust REIT’s purchase price and transaction costs, and includes commitments for capital expenditures. [2] Initial Operating Beds/Units as of the acquisition date. [3] Initial Rent represents the annualized acquisition-date cash rent, deferred interest income on any preferred equity investments and interest income on any mezzanine loans. Initial Rent excludes ground lease income. [4] Initial Yield represents Initial Rent divided by Initial Investment. [5] Initial rent represents the first twelve months of rent upon commencement of the Company's long-term net leases, which is scheduled to occur upon the tenants' receipt of licensing approval. The facilities are currently being leased back to the seller under a short-term lease with a term of less than one year. [6] Initial rent is subject to fixed escalators in the first twelve months. [7] All amounts, except as otherwise indicated, include any preferred equity investments, mortgage loans receivable and mezzanine loans receivable. (dollars in thousands)Date Operator Property Type Location Facilities Initial Investment[1] Initial Operating Beds/Units [2] Initial Rent [3] Initial Yield[4] 6/1/2014 The Ensign Group ALF, SNF, Campus Various 94 $ 501,673 10,053 $ 56,000 N/A 2014 Investments 6 33,609 157 3,076 9.2% 2015 Investments 20 233,028 1,840 22,263 9.6% 2016 Investments 35 288,023 2,800 26,084 9.1% 2017 Investments 36 309,805 3,324 28,000 9.0% 2018 Investments 12 111,950 1,103 9,955 8.9% 2019 Investments 27 340,884 3,348 30,168 8.8% 2020 Investments 17 105,267 961 9,398 8.9% 3/1/2021 Aspen Skilled Healthcare, Bayshire Senior Communities Campus CA 4 126,058 640 8,604 [5] 6.8% 3/8/2021 Covenant Care SNF CA 1 15,800 145 1,492 9.4% 4/30/2021 Bayshire Senior Communities SNF CA 1 9,800 123 804 [6] 8.2% 2021 Investments 6 151,658 908 10,900 7.2 % Total Post Spin-off Investments[7] 159 1,574,224 14,441 139,844 8.9 % Total Investments[7] 253 $ 2,075,897 24,494 $ 195,844

6 Top 10 Tenants Lease Coverage Twelve Months Ended March 31, 2020 Nine Months Ended December 31, 2020 Twelve Months Ended December 31, 2020 Nine Months Ended December 31, 2020 Twelve Months Ended December 31, 2020 Pre COVID-19 Excludes Use of HHS Funds[3] Includes Amortized HHS Funds[4] EBITDAR Coverage[1] EBITDARM Coverage[1] EBITDAR Coverage[1] EBITDARM Coverage[1] EBITDAR Coverage[1] EBITDARM Coverage[1] EBITDAR Coverage[1] EBITDARM Coverage[1] EBITDAR Coverage[1] EBITDARM Coverage[1] 1 The Ensign Group[2] 3.02x 3.79x 3.74x 4.55x 3.62x 4.43x 3.74x 4.55x 3.62x 4.43x 2 Priority Management Group 1.50x 1.81x 1.62x 1.95x 1.63x 1.95x 2.01x 2.35x 1.92x 2.26x 3 Cascadia Healthcare 1.59x 2.07x 1.11x 1.56x 1.20x 1.65x 1.65x 2.13x 1.61x 2.09x 4 Providence Group 1.03x 1.45x 0.99x 1.47x 0.97x 1.45x 1.48x 1.99x 1.34x 1.83x 5 Covenant Care 1.47x 2.03x 0.94x 1.48x 1.01x 1.56x 1.49x 2.06x 1.43x 1.99x 6 Eduro Healthcare, LLC 1.17x 1.65x 1.74x 2.24x 1.60x 2.09x 2.35x 2.88x 2.07x 2.58x 7 The Pennant Group[2] 1.33x 1.55x 1.20x 1.42x 1.23x 1.46x 1.20x 1.42x 1.23x 1.46x 8 Noble Senior Services[2] 0.87x 1.14x 0.73x 1.00x 0.75x 1.02x 0.73x 1.00x 0.75x 1.02x 9 Premier Senior Living[2] 0.85x 1.00x 0.79x 0.93x 0.78x 0.92x 0.79x 0.93x 0.78x 0.92x 10 WLC Management 2.15x 2.59x 2.84x 3.35x 2.60x 3.09x 3.68x 4.22x 3.23x 3.74x Total Top 10 Tenants 2.06x 2.59x 2.32x 2.87x 2.27x 2.82x 2.56x 3.13x 2.45x 3.01x All Other Tenants 1.06x 1.52x 1.04x 1.51x 1.06x 1.53x 1.67x 2.18x 1.55x 2.04x Total 1.91x 2.44x 2.12x 2.66x 2.09x 2.62x 2.42x 2.98x 2.31x 2.87x Notes: [1] EBITDAR Coverage and EBITDARM Coverage are based on financial information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. Coverage metrics are based on contractual cash rents in place during the period presented unless a lease has been entered into or amended since the end of the period, in which case the current contractual rent is used. EBITDAR reflects the application of a standard 5% management fee. [2] Ensign and Pennant have announced that they have returned, and/or intend to return, all provider relief funds issued to them by the U.S. Department of Health and Human Services ("HHS") pursuant to the CARES Act in connection with the COVID-19 pandemenic ("HHS Relief Funds"). Noble and Premier, seniors housing operators, received no HHS Relief Funds to date. [3] Coverage metrics in this section exclude all HHS Relief Funds received and retained to date, if any. [4] Coverage metrics in this section include all known HHS Relief Funds received and retained as of May 1, 2021, if any, and amortizes the retained HHS Relief Funds ratably over the 15- month period (April 2020 - June 2021) coinciding with HHS' currently-stated deadline of June 30, 2021 for using the HHS Relief Funds for allowable purposes. The calculations further assume that (i) none of the HHS Relief Funds retained to date will be returned to HHS, and (ii) no additional HHS Relief Funds will be distributed to providers in the future. See "Glossary" for additional information.

Portfolio Performance (dollars in thousands) As of March 31, 2021 Asset Type Facilities Operating Beds/Units Investment [1] % of Total Investment Rent [2] % of Total Rent Current Yield [3] Skilled Nursing 157 16,264 $1,308,842 67.8% $129,044 69.9% 9.9% Multi-Service Campus 24 3,641 375,432 19.5% 30,552 16.6% 8.1% Seniors Housing 41 3,317 245,395 12.7% 24,937 13.5% 10.2% Total Net-Leased Assets [4] 222 23,222 $1,929,669 100.0% $184,533 100.0% 9.6% Notes: [1] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [2] Rent represents March 2021 rent, annualized, or based on the initial cash rents annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to March 31, 2021, the new contractual cash rent is used. [3] Current Yield represents Rent divided by Investment. [4] All amounts exclude our one mezzanine loan receivable. [5] Rent represents December 2020 rent, annualized, or based on the initial cash rents annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2020, the new contractual cash rent is used. [6] All amounts exclude our one mezzanine loan receivable and one property classified as held for sale as of December 31, 2020 that was sold in February 2021. [7] Rent represents March 2020 rent, annualized, or based on the initial cash rents annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to March 31, 2020, the new contractual cash rent is used. [8] All amounts exclude our one operated seniors housing property and three mortgage loans receivable. See “Glossary” for additional information. 7 (dollars in thousands) As of December 31, 2020 Asset Type Facilities Operating Beds/Units Investment [1] % of Total Investment Rent [5] % of Total Rent Current Yield [3] Skilled Nursing 156 16,148 $1,292,812 72.4% $127,305 73.4% 9.8% Multi-Service Campus 20 2,923 248,740 13.9% 21,200 12.2% 8.5% Seniors Housing 41 3,305 245,118 13.7% 24,926 14.4% 10.2% Total Net-Leased Assets [6] 217 22,376 $1,786,670 100.0% $173,431 100.0% 9.7% (dollars in thousands) As of March 31, 2020 Asset Type Facilities Operating Beds/Units Investment [1] % of Total Investment Rent [7] % of Total Rent Current Yield [3] Skilled Nursing 153 15,905 $1,237,906 72.0% $120,685 72.6% 9.7% Multi-Service Campus 18 2,460 238,800 13.9% 20,334 12.2% 8.5% Seniors Housing 41 3,287 242,982 14.1% 25,212 15.2% 10.4% Total Net-Leased Assets [8] 212 21,652 $1,719,688 100.0% $166,231 100.0% 9.7%

8 Rent Diversification by Tenant Notes: [1] All amounts exclude our one mezzanine loan receivable. [2] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [3] Rent represents March 2021 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to March 31, 2021, the new contractual cash rent is used. (dollars in thousands) As of March 31, 2021[1] Facilities Operating Beds/Units Investment[2] % of Total Investment Rent[3] % of Total Rent 1 The Ensign Group 89 9,551 $ 498,702 25.8% $ 57,195 31.0% 2 Priority Management Group 15 2,144 300,004 15.5% 27,925 15.1% 3 Cascadia Healthcare 13 1,136 122,765 6.4% 11,608 6.3% 4 Providence Group 8 1,044 128,103 6.6% 10,197 5.5% 5 Covenant Care 7 935 85,628 4.4% 8,306 4.5 % Total Top 5 Tenants 132 14,810 $ 1,135,202 58.7% $ 115,231 62.4% 6 Eduro Healthcare, LLC 8 846 87,380 4.5% 8,252 4.5% 7 The Pennant Group 11 1,193 57,165 3.0% 7,837 4.2% 8 Noble Senior Services 13 1,148 97,484 5.1% 7,736 4.2% 9 Premier Senior Living 7 337 53,860 2.8% 5,085 2.8% 10 WLC Management 8 768 46,363 2.4% 4,898 2.7 % Total Top 10 Tenants 179 19,102 $ 1,477,454 76.5% $ 149,039 80.8 % All Other Tenants 43 4,120 $ 452,215 23.5% $ 35,494 19.2 % Total 222 23,222 $ 1,929,669 100.0% $ 184,533 100.0%

TX 22.7% CA 20.4% ID 6.3% AZ 5.8% LA 5.0% Others 39.8% 9 1 SNF 1 ALF 1 ALF Top Five States CA 25.4% TX 19.7% LA 8.8% ID 7.4% AZ 6.8% Others 31.9% CA 24.3% TX 18.8% LA 9.2% ID 7.2% AZ 3.1% Others 37.4% R u n -R at e R en t In ve st m en t B ed s/ U n it s

10 Rent Diversification by State Notes: [1] All amounts exclude our one mezzanine loan receivable. [2] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [3] Rent represents March 2021 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to March 31, 2021, the new contractual cash rent is used. (dollars in thousands) As of March 31, 2021[1] Net-Leased Assets by State Facilities Operating Beds/Units Investment[2] % of Total Investment Rent[3] % of Total Rent 1 California 39 4,739 $ 469,659 24.3% $ 46,834 25.4% 2 Texas 41 5,261 363,317 18.8% 36,443 19.7% 3 Louisiana 8 1,164 178,407 9.2% 16,233 8.8% 4 Idaho 17 1,474 138,089 7.2% 13,658 7.4% 5 Arizona 11 1,352 60,753 3.1% 12,470 6.8 % Top 5 States 116 13,990 $ 1,210,225 62.6% $ 125,638 68.1% 6 Ohio 13 1,325 156,408 8.1% 8,095 4.4% 7 Utah 13 1,374 85,071 4.4% 7,342 4.0% 8 Colorado 7 786 60,435 3.1% 5,618 3.0% 9 Washington 11 1,024 54,218 2.8% 4,920 2.7% 10 Illinois 8 768 46,363 2.4% 4,898 2.7 % Top 10 States 168 19,267 $ 1,612,720 83.4% $ 156,511 84.9 % All Other States 54 3,955 $ 316,949 16.6% $ 28,022 15.1 % Total 222 23,222 $ 1,929,669 100.0% $ 184,533 100.0%

11 Lease Maturities Lease Maturity Year % o f R en t Notes: [1] All amounts exclude our one mezzanine loan receivable. [2] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options or purchase options, if any. [3] Investment for pre-spin properties represents Ensign's and Pennant's gross book value. Investment for post-spin properties represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [4] Rent represents March 2021 rent, annualized, or based on the initial cash rents annualized and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to March 31, 2021, the new contractual cash rent is used. (dollars in thousands) As of March 31, 2021[1] Lease Maturity Year[2] Investment[3] % of Total Investment Rent[4] % of Total Rent 2024 15,800 0.8% 1,492 0.8% 2026 48,988 2.5% 5,241 2.8% 2027 41,896 2.2% 4,897 2.7% 2028 68,193 3.5% 7,580 4.1% 2029 114,040 5.9% 8,624 4.7% 2030 207,160 10.7% 19,024 10.3% 2031 544,054 28.2% 52,058 28.2% 2032 201,276 10.4% 19,526 10.6% 2033 213,745 11.1% 23,191 12.6% 2034 397,760 20.6% 37,398 20.3% 2036 76,757 4.1% 5,502 2.9 % Total $ 1,929,669 100.0% $ 184,533 100.0% 0.8% 2.7% 4.1% 4.7% 10.3% 28.2% 10.6% 12.6% 20.3% 2.9% 2024 2026 2027 2028 2029 2030 2031 2032 2033 2034 2036 2.8%

Tenant Purchase Options (dollars in thousands) As of March 31, 2021[1] Asset Type Properties Lease Expiration 1st Option Open Year Option Type[1] Current Cash Rent % of Total[2] ALF 7 October 2034 1/1/2021 A $ 3,207 1.74 % SNF 11 November 2030 1/1/2022 C 4,800 2.60 % SNF 1 March 2029 4/1/2022 B / C[3] 766 0.42 % SNF / Campus 2 October 2032 1/1/2023 B 959 0.52 % SNF 4 November 2034 12/1/2024 B 3,789 2.05 % ALF 2 October 2034 1/1/2026 A 1,559 0.84% 8.17% [1] Option type includes: A - Fixed base price plus a specified share on any appreciation B - Fixed base price C - Fixed capitalization rate on lease revenue [2] Based on annualized cash revenue for contracts in place at March 31, 2021 [3] Purchase option reflects two option types 12

13 The Rio at Cabezon (Rio Rancho, NM)

14 Consolidated Income Statements (amounts in thousands, except per share data) Three Months Ended March 31, 2021 2020 Revenues: Rental income $ 45,246 $ 42,464 Independent living facilities — 625 Interest and other income 505 1,251 Total revenues 45,751 44,340 Expenses: Depreciation and amortization 13,473 13,160 Interest expense 5,762 6,714 Property taxes 696 485 Independent living facilities — 546 General and administrative 5,142 4,054 Total expenses 25,073 24,959 Other loss: Loss on sale of real estate (192) (56) Net income $ 20,486 $ 19,325 Earnings per common share: Basic $ 0.21 $ 0.20 Diluted $ 0.21 $ 0.20 Weighted-average number of common shares: Basic 95,378 95,161 Diluted 95,385 95,161 Dividends declared per common share $ 0.265 $ 0.25

Reconciliation of EBITDA, FFO and FAD 15 (amounts in thousands, except per share data) Quarter Ended March 31, 2020 Quarter Ended June 30, 2020 Quarter Ended September 30, 2020 Quarter Ended December 31, 2020 Quarter Ended March 31, 2021 Net income $ 19,325 $ 18,935 $ 21,552 $ 21,055 $ 20,486 Depreciation and amortization 13,160 13,239 13,086 13,275 13,473 Interest expense 6,714 5,849 5,519 5,579 5,762 Amortization of stock-based compensation 884 963 972 971 1,585 EBITDA 40,083 38,986 41,129 40,880 41,306 Recovery of previously reversed rent — — (1,047) — — Lease termination revenue — — (1,106) (73) (63) Property operating expenses (217) (31) — — — Loss (gain) on sale of real estate 56 — — (19) 192 Normalized EBITDA $ 39,922 $ 38,955 $ 38,976 $ 40,788 $ 41,435 Net income $ 19,325 $ 18,935 $ 21,552 $ 21,055 $ 20,486 Real estate related depreciation and amortization 13,144 13,223 13,078 13,268 13,466 Loss (gain) on sale of real estate 56 — — (19) 192 Funds from Operations (FFO) 32,525 32,158 34,630 34,304 34,144 Recovery of previously reversed rent — — (1,047) — — Lease termination revenue — — (1,106) (73) (63) Property operating expenses (217) (31) — — — Normalized FFO $ 32,308 $ 32,127 $ 32,477 $ 34,231 $ 34,081 See Glossary for additional information.

Reconciliation of EBITDA, FFO and FAD 16 [1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. See Glossary for additional information. (amounts in thousands, except per share data) Quarter Ended March 31, 2020 Quarter Ended June 30, 2020 Quarter Ended September 30, 2020 Quarter Ended December 31, 2020 Quarter Ended March 31, 2021 Net income $ 19,325 $ 18,935 $ 21,552 $ 21,055 $ 20,486 Real estate related depreciation and amortization 13,144 13,223 13,078 13,268 13,466 Amortization of deferred financing fees 487 488 487 488 487 Amortization of stock-based compensation 884 963 972 971 1,585 Straight-line rental income (26) (22) (17) (12) (12) Loss (gain) on sale of real estate 56 — — (19) 192 Funds Available for Distribution (FAD) 33,870 33,587 36,072 35,751 36,204 Recovery of previously reversed rent — — (1,047) — — Lease termination revenue — — (1,106) (73) (63) Property operating expenses (217) (31) — — — Normalized FAD $ 33,653 $ 33,556 $ 33,919 $ 35,678 $ 36,141 FFO per share $ 0.34 $ 0.34 $ 0.36 $ 0.36 $ 0.36 Normalized FFO per share $ 0.34 $ 0.34 $ 0.34 $ 0.36 $ 0.36 FAD per share $ 0.36 $ 0.35 $ 0.38 $ 0.37 $ 0.38 Normalized FAD per share $ 0.35 $ 0.35 $ 0.36 $ 0.37 $ 0.38 Diluted weighted average shares outstanding [1] 95,306 95,295 95,353 95,429 95,621 (continued)

Consolidated Balance Sheets 17 (dollars in thousands) March 31, 2021 December 31, 2020 Assets: Real estate investments, net $ 1,577,450 $ 1,448,099 Other real estate investments, net 15,155 15,000 Assets held for sale, net — 7,226 Cash and cash equivalents 30,469 18,919 Accounts and other receivables, net 1,780 1,823 Prepaid expenses and other assets, net 7,448 10,450 Deferred financing costs, net 1,797 2,042 Total assets $ 1,634,099 $ 1,503,559 Liabilities and Equity: Senior unsecured notes payable, net $ 296,858 $ 296,669 Senior unsecured term loan, net 198,978 198,925 Unsecured revolving credit facility 170,000 50,000 Accounts payable and accrued liabilities 16,898 19,572 Dividends payable 25,924 24,251 Total liabilities 708,658 589,417 Equity: Common stock 960 952 Additional paid-in capital 1,180,840 1,164,402 Cumulative distributions in excess of earnings (256,359) (251,212) Total equity 925,441 914,142 Total liabilities and equity $ 1,634,099 $ 1,503,559

18 Key Debt Metrics [1] Net Debt to Normalized EBITDA compares total debt as of the last day of the quarter to the annualized Normalized EBITDA for the quarter. [2] See "Financials & Filings - Quarterly Results" on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA to the most directly comparable GAAP measure for the periods presented. [3] Net Debt to Enterprise Value compares total debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. See “Glossary” for additional information. [4] Assumes investments closed during the quarter occurred on the first day of the quarter. Net Debt to Normalized EBITDA [1][2] Net Debt to Enterprise Value [3] 3.5 3.3 3.3 3.3 3.4 3.3 3.5 3.2 3.1 3.3 3.7 9/ 30 /2 01 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20 3/ 31 /2 02 1 24.2% 22.3% 18.1% 19.1% 19.9% 21.2% 28.0% 23.1% 22.0% 20.0% 22.1% 9/ 30 /2 01 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20 3/ 31 /2 02 1 [4]

19 Debt Summary Notes: [1] Funds can be borrowed at applicable LIBOR plus 1.50% to 2.20% or at the Base Rate (as defined) plus 0.50% to 1.20%. [2] Funds can be borrowed at applicable LIBOR plus 1.10% to 1.55% or the Base Rate (as defined) plus 0.10% to 0.55%. [3] Maturity date assumes exercise of two, 6-month extension options. [4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. Debt Maturity Year P ri n ci p al (dollars in thousands) March 31, 2021 Debt Interest Rate Maturity Date Principal % of Principal Deferred Loan Costs Net Carrying Value Fixed Rate Debt Senior unsecured notes payable 5.250% 2025 $ 300,000 44.8% $ (3,142) $ 296,858 Floating Rate Debt Senior unsecured term loan 1.610% [1] 2026 200,000 29.8% (1,022) 198,978 Unsecured revolving credit facility 1.210% [2] 2024 [3] 170,000 25.4% — [4] 170,000 1.426% 370,000 55.2% (1,022) 368,978 Total Debt 3.138% $ 670,000 100.0% $ (4,164) $ 665,836 $170,000 $300,000 $200,000 2021 2022 2023 2024 2025 2026 Debt Maturity Schedule

2021 Guidance Increased 20 Full Year 2021 Guidance[1] (shares in thousands) Low High Net income $ 0.90 $ 0.92 Real estate related depreciation and amortization 0.56 0.56 (Gain) loss on sale of real estate — — Funds from Operations (FFO) 1.46 1.48 Lease termination revenue — — Normalized FFO $ 1.46 $ 1.48 Net income $ 0.90 $ 0.92 Real estate related depreciation and amortization 0.56 0.56 Amortization of deferred financing fees 0.02 0.02 Amortization of stock-based compensation 0.07 0.07 Straight-line rental income — — (Gain) loss on sale of real estate — — Funds Available for Distribution (FAD) 1.55 1.57 Lease termination revenue — — Normalized FAD $ 1.55 $ 1.57 Weighted average shares outstanding: Diluted 96,141 96,141 Notes: [1] This guidance assumes and includes (i) all investments, dispositions and loan repayments made to date, (ii) no new acquisitions, dispositions, new loans or loan repayments beyond those completed or announced to date, (iii) no new debt incurrences or new equity issuances, and (iv) estimated 2.00% CPI-based rent escalators under CareTrust's long-term net leases. It does not contemplate future negative impacts, if any, that are related to the COVID-19 pandemic, which are highly uncertain and cannot be predicted at this time. See “Glossary” for additional information.

21 Equity Capital Transactions Notes: [1] Represents average offering price per share for follow-on equity offerings. [2] In connection with the entry into the equity distribution agreement and the commencement of the new $500.0 million ATM Program in March 2020 (the "New ATM Program") our “at-the-market” equity offering program pursuant to our prior equity distribution agreement, dated as of March 4, 2019, was terminated (the "Prior ATM Program"). As of March 31, 2021, CareTrust REIT had $483.4 million available for future issuances under the New ATM Program. Follow-On Equity Offering Activity At-the-Market Offering Activity 2015 2016 2019[2] Q1 Q2 Q3 Q4 Total Number of Shares (000s) 16,330 — 9,775 — 6,325 16,100 6,641 Public Offering Price per Share $ 10.50 $ — $ 11.35 $ — $ 13.35 $ 12.14 [1] $ 23.35 Gross Proceeds (000s) $ 171,465 $ — $ 110,946 $ — $ 84,439 $ 195,385 $ 155,073 2016 2017 2018 2019 2020 2021[2] Q1 Number of Shares (000s) 924 10,574 10,265 2,459 — 702 Average Price per Share $ 15.31 $ 16.43 $ 17.76 $ 19.48 $ — $ 23.62 Gross Proceeds (000s) $ 14,147 $ 173,760 $ 182,321 $ 47,893 $ — $ 16,579

Other Financial Highlights 22 Notes: [1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter. [2] See “Financials & Filings - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented. See “Glossary” for additional information. Dividend History Normalized FFO Payout Ratio [1][2] $0.16 $0.16 $0.16 $0.17 $0.17 $0.17 $0.17 $0.185 $0.185 $0.185 $0.185 $0.205 $0.205 $0.205 $0.205 $0.225 $0.225 $0.225 $0.225 $0.25 $0.25 $0.25 $0.25 $0.265 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 3/ 31 /2 01 8 6/ 30 /1 8 9/ 30 /1 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20 3/ 31 /2 02 1 64% 80% 64% 63% 63% 60.7% 60.7% 63.8% 66.1% 66.1% 59.7% 64.1% 64.1% 64.1% 64.1% 70.3% 64.3% 64.3% 66.2% 73.5% 73.5% 73.5% 69.4% 73.6% 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 3/ 31 /2 01 8 6/ 30 /2 01 8 9/ 30 /2 01 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20 3/ 31 /2 02 1

Other Financial Highlights (continued) Normalized FFO per Share [1] Normalized FFO [1] Notes: [1] See “Financials & Filings - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented. See “Glossary” for additional information. $0.25 $0.20 $0.25 $0.27 $0.27 $0.28 $0.28 $0.29 $0.28 $0.28 $0.31 $0.32 $0.32 $0.32 $0.32 $0.32 $0.35 $0.35 $0.34 $0.34 $0.34 $0.34 $0.36 0.36 6/ 30 /2 01 5 9/ 30 /2 01 5 12 /3 1/ 20 15 3/ 31 /2 01 6 6/ 30 /2 01 6 9/ 30 /2 01 6 12 /3 1/ 20 16 3/ 31 /2 01 7 6/ 30 /2 01 7 9/ 30 /2 01 7 12 /3 1/ 20 17 3/ 31 /2 01 8 6/ 30 /2 01 8 9/ 30 /2 01 8 12 /3 1/ 20 18 3/ 31 /2 01 9 6/ 30 /2 01 9 9/ 30 /2 01 9 12 /3 1/ 20 19 3/ 31 /2 02 0 6/ 30 /2 02 0 9/ 30 /2 02 0 12 /3 1/ 20 20 3/ 31 /2 1 $7,731 $13,098 $16,258 $19,331 $21,028 $24,105 $25,840 $27,937 $33,590 $32,308 $32,477 $34,081 9/ 30 /2 01 5 3/ 31 /2 01 6 9/ 30 /2 01 6 3/ 31 /2 01 7 9/ 30 /2 01 7 3/ 31 /2 01 8 9/ 30 /2 01 8 3/ 31 /2 01 9 9/ 30 /2 01 9 3/ 31 /2 02 0 9/ 30 /2 02 0 3/ 31 /2 02 1 23

Glossary 24 Assisted Living Facilities (“ALFs”) Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations. EBITDA Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1] EBITDAR Net income before interest expense, income tax, depreciation, amortization and rent, after applying a standardized management fee (5% of facility operating revenues). EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended December 31, 2020 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDAR for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre-stabilized. EBITDARM Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues). EBITDARM Coverage Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended December 31, 2020 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDARM for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre-stabilized. Enterprise Value Share price multiplied by the number of outstanding shares plus total outstanding debt minus cash, each as of a specified date. Funds Available for Distribution (“FAD”) FFO, excluding straight-line rental income adjustments, amortization of deferred financing fees and stock-based compensation expense.[2] Funds from Operations (“FFO”) Net income, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2] HHS Relief Funds Provider relief funds distributed by the Department of Health and Human Services as part of the CARES act to support healthcare providers battle against the COVID-19 outbreak. Healthcare providers received four payments over three phases of general distributions. Does not include funds as part of Medicaid's Federal Medical Assistance Percentage ("FMAP"), Medicare's Sequestration "Holiday" or Paycheck Protection Program loans ("PPP").

Glossary 25 Independent Living Facilities (“ILFs”) Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security. Multi-Service Campus Facilities that include a combination of Skilled Nursing beds and Seniors Housing units, including Continuing Care Retirement Communities. Normalized EBITDA EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as recovery of previously reversed rent, lease termination revenue, property operating expenses and gains or losses from dispositions of real estate or other real estate.[1] Normalized FAD FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as recovery of previously reversed rent, lease termination revenue and lease restructuring and property operating expenses.[2] Normalized FFO FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, and recovery of previously reversed rent, lease termination revenue and property operating expenses.[2] Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. Notes: [1] EBITDA and Normalized EBITDA do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs. [2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance.

Broadmoor Medical Lodge (Rockwall, TX)